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                          PLEDGE AND SECURITY AGREEMENT

         THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made as of the 13th day of August, 1999, by and among each of OPTICARE HEALTH SYSTEMS, INC., a Delaware corporation (the "Parent"), OPTICARE EYE HEALTH CENTERS, INC., a Connecticut corporation ("Opticare"), PRIMEVISION HEALTH, INC., a Delaware corporation ("PVH"), CONSOLIDATED EYE CARE, INC., a North Carolina corporation ("CEC" and, together with Opticare and PVH, the "Borrowers"), and each of the other subsidiaries and affiliates of the Parent and the Borrowers parties listed on the signature pages hereto (collectively, and together with the Parent and the Borrowers, the "Pledgors" and each, a "Pledgor"), in favor of BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., in its capacity as agent for the "Lenders" and the "LC Issuer" referred to below (in such capacity, the "Agent").

                              W I T N E S S E T H :

         WHEREAS, the Borrowers and the Parent are parties to that certain Amended and Restated Loan and Security Agreement, dated as of even date herewith (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), with the financial institutions from time to time party thereto (the "Lenders"), Bank Austria, AG, as LC Issuer (in such capacity, the "LC Issuer") and the Agent, pursuant to which, among other things, and subject to the terms and conditions contained therein, the Lenders will make available to the Borrowers term loans in an aggregate original principal amount of Twenty One Million Five Hundred Thousand Dollars ($21,500,000) and a revolving credit facility providing for revolving loans of up to Twelve Million Seven Hundred Thousand Dollars ($12,700,000) (collectively, the "Loans"); and

         WHEREAS, as a condition to entry into the Loan Agreement and to the making of the Loan and other extensions of credit thereunder, the Lenders, the LC Issuer and the Agent have required that each of the Pledgors enter into that certain Guaranty, dated of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Guaranty"), pursuant to which, among other things, each of such Pledgors has guaranteed the payment and performance of the Borrowers' respective obligations under the Loan Agreement; and

         WHEREAS, certain of the Pledgors own the percentages of the issued and outstanding shares of capital stock described on Exhibit A attached hereto ("Shares") of the subsidiaries listed thereon (each, a "Subsidiary" and collectively, the "Subsidiaries"); and

         WHEREAS, as a further condition to their entry into the Loan Agreement and to the making of the Loans, the Lenders, the LC Issuer and the Agent have required that each of the Pledgors enter into this Agreement, pursuant to which, among other things, the Pledgors shall grant a security interest in all of their right, title and interest in and to the Shares, and related

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collateral more fully described herein as security for their respective obligations under the Loan Agreement, the Guaranty, and each of the agreements, documents and instruments executed and delivered in connection therewith; and

         WHEREAS, the Borrowers desire to obtain the Loans and the other extensions of credit under the Loan Agreement, and each of the Pledgors has determined that it is and will be in the best interest and to the direct advantage of such Pledgor to assist the Borrowers in borrowing money and obtaining other extensions of credit from the Lenders and the LC Issuer in order to further the business of the Pledgors, and each Pledgor has therefore agreed to make and execute this Agreement in favor of the Agent to induce the Lenders, the LC Issuer and the Agent to enter into the Loan Agreement and to extend to the Borrowers the credit contemplated thereby;

         NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Pledgors, and each of them, hereby agree with the Agent, for the benefit of the Lenders, the LC Issuer and the Agent, as follows:

         1. DEFINITIONS. When used herein, the following terms shall have the following respective meanings:

         "Collateral" shall have the meaning given such term in Section 2 hereof.

         "Event of Default" means the occurrence of any one or more of the following events:

               (a) the occurrence of any Event of Default under, and as such term is defined in, the Loan Agreement; or

               (b) any of the Collateral shall be attached or levied upon or seized in any legal proceedings, or held by virtue of any lien or distress, or any other event or condition shall occur or exist which shall result in the Agent no longer having a perfected, first priority security interest in the Collateral, subject only to Permitted Liens; or

               (c) default by any Pledgor in the observance or performance of the covenants set forth in Sections 4.4 or 4.6 hereof and the continuation of such default for more than thirty (30) after Pledgors receive notice thereof; or

               (d) default by any Pledgor in the observance or performance of any other covenant or agreement contained in this Agreement; or

               (e) this Agreement ceases to be in full force and effect or any Pledgor renounces or disputes any of its obligations hereunder.

         "Permitted Liens" means the Liens on the Collateral expressly permitted under Section 8.1 of the Loan Agreement.

         "Pledged Stock" shall have the meaning given such term in Section 2(a) hereof.

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         "Secured Obligations" means (a) all Obligations of the Parent and the
Borrowers, and each of them, under the Loan Agreement; (b) all of the obligations of the Pledgors, and each of them, under the Guaranty, under this Agreement and under the other Loan Documents to which any Pledgor is a party; and (c) all other indebtedness, liabilities and obligations of the Pledgors, or any of them, to the Agent, the LC Issuer or any Lender of every kind and description, whether direct, indirect or contingent, now or hereafter existing, due or to become due, whether otherwise secured or unsecured and howsoever evidenced, incurred or arising under the Loan Agreement.

         "Stock" means all shares, options, interests, participations or other equivalents (howsoever designated) of or in any Person, whether certificated or uncertificated, and whether voting or non-voting, including, without limitation, common stock, warrants, preferred stock, convertible debentures and all agreements, instruments and documents convertible, in whole or in part, into any one or more or all of the foregoing.

         Except to the extent otherwise defined herein, all other capitalized terms contained in this Agreement shall have the meanings ascribed to such terms in the Loan Agreement.

         2. PLEDGE. Each Pledgor hereby pledges, conveys, hypothecates, mortgages, assigns, sets over, delivers and grants to the Agent, for the benefit of the Agent, the Lenders and the LC Issuer, as security for the payment and performance when due of all the Secured Obligations, a security interest in, all of such Pledgor's right, title and interest in and to the following, whether now owned or hereafter acquired (collectively, the "Collateral"):

            (a) all of the Shares and all additional Stock of each of the Subsidiaries, together with all Put Stock (as such term is defined in Section 3.4 of the Loan Agreement), in each case from time to time acquired by such Pledgor in any manner from and after the date hereof, whether or not represented by certificates (collectively, the "Pledged Stock"), including, without limitation, all stock rights, rights to subscribe, stock splits, stock dividends, new securities and certificates, subscriptions, additions and replacements declared or issued with respect to or on account of any Pledged Stock,

            (b) all cash, dividends, distributions, payments, additional securities, interests, investment property, general intangibles, accounts and other property at any time and from time to time arising or receivable or otherwise distributed in respect of or in exchange for any and all such Pledged Stock, whether now owned or existing or hereafter acquired or arising; and

            (c) all products and proceeds of any of the foregoing.

         3. REPRESENTATIONS AND WARRANTIES OF PLEDGORS. Each Pledgor hereby represents and warrants to the Lenders, the LC Issuer and the Agent as follows:

         3.1. Corporate Existence and Qualification. Such Pledgor is a corporation duly organized, validly existing and in good standing under the laws of its state of organization and is duly qualified as a foreign corporation in good standing in each other state wherein the conduct

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of its business or the ownership of its property requires such qualification and where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

         3.2. Authority; Valid and Binding Effect. Such Pledgor has the corporate power and authority to execute and deliver this Agreement and the other Loan Documents to which it is a party and to perform its obligations hereunder and thereunder, and has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of this Agreement and such other Loan Documents to which it is a party. This Agreement and the other Loan Documents to which each Pledgor is a party constitute the valid and legally binding obligations of such Pledgor, enforceable against such Pledgor and each in accordance with their respective terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization and other similar laws applicable to creditors generally.

         3.3. No Conflict. The execution, delivery and performance by each Pledgor of this Agreement (a) are not in contravention of any provisions of Applicable Law; (b) will not violate or result in a default under any agreement or indenture to which such Pledgor is a party or by which such Pledgor or any of its assets or properties are bound; (c) do not contravene such Pledgor's Certificate or Articles of Incorporation, By-laws, or other applicable organizational documents; and (d) will not result in or require the creation or imposition of any Lien on any of the property or assets of such Pledgor other than Liens in favor of the Agent created by this Agreement.

         3.4. Governmental Action. The execution, delivery and performance of this Agreement do not require any registration with, consent or approval of, or any notice to, or other action to, with or by any Governmental Authority, except for (a) filings, consents or notices which have been obtained and a copy thereof furnished to Agent; and (b) filings necessary to perfect the Liens granted by this Agreement. With respect to shares of AECC Total Vision Health Plan of Texas, Inc. pledged hereunder, the Agent must file a DOI Form A and obtain the consent of the State of Texas Department of Insurance prior to exercising its rights under Section 6 hereof.

         3.5. Security Interest. This Agreement and the pledge of the Collateral pursuant hereto create a valid first priority security interest in the Collateral in favor of the Agent, for the benefit of the Lenders, securing the payment of the Secured Obligations. Upon the physical delivery (and continued possession thereof) of certificates evidencing the Shares to the Agent, such security interest in the Shares will be duly perfected and all filings and all other instruments, documents and agreements necessary to perfect such security interest in the remaining Collateral have been executed and delivered to Agent.

         3.6. Title. Each Pledgor is the legal and equitable owner of, and has the complete and unconditional authority to pledge, its Collateral and holds the same free and clear of any and all liens, claims, charges, encumbrances and security interests of any nature whatsoever, except for the security interest created by this Agreement; no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Agent relating to this Agreement; no Pledgor has granted or given any proxy, power of attorney, option or right of first refusal with

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respect to any of the Collateral except to the Agent; and no Pledgor is a party to any agreement which restricts its right to vote, assign, pledge, transfer or give a proxy or power of attorney with respect to any of the Collateral or any interest therein.

         3.7. Shares. The Shares constitute the percentage of the issued and outstanding shares of Stock of each of the domestic Subsidiaries of the Pledgors as is set forth on Exhibit A with respect to such Subsidiary. All the Shares have been duly authorized, are validly issued in full compliance with all applicable securities laws and other Applicable Law, and are fully paid and nonassessable; and there are no existing options, warrants or commitments of any kind or nature or any outstanding securities or other instruments convertible into shares of any class of voting stock of such Subsidiaries, and no stock of such Subsidiaries is held in treasury of such Subsidiaries.

         3.8. No Violation of Securities Laws. Each Pledgor's execution and delivery of this Agreement does not directly or indirectly violate or result in a violation of any securities laws.

         3.9. Uncertificated Shares. Except as described on Exhibit A hereto, all shares of Stock included in the Collateral are evidenced by stock certificates and constitute "certificated securities" as such term is defined in
Article 8 of the Uniform Commercial Code. There are no certificates or other instruments or documents evidencing or representing any of the shares of Stock shown on Exhibit A hereto as being uncertificated (the "Uncertificated Stock"), and the Pledgors will cause any and all instruments, documents, or certificates hereafter issued evidencing or representing such Uncertificated Stock or other Collateral hereafter issued or arising which is not evidenced by any instruments, documents or instruments (each in transferable form, duly endorsed if required or accompanied by executed undated instruments of transfer in blank satisfactory to the Agent) to be forthwith delivered to and deposited with the Agent in pledge hereunder (and held apart separately in trust for the benefit of the Agent, the LC Issuer and the Lenders pending such delivery). The Uncertificated Stock has not been represented by any certificates since the issuance thereof and at all times subsequent thereto and including the date of this Agreement. The Uncertificated Securities are not credited to a "securities account" within the meaning of the Uniform Commercial Code. After giving effect to this Agreement, the Control Agreement and the other Loan Documents, no Person other than the Agent has "control" within the meaning of Article 8 of the Uniform Commercial Code in respect of the Uncertificated Stock. The Pledgors have not elected to have the Uncertificated Stock governed by Article 8 of the Uniform Commercial Code. The Pledgors shall not permit or suffer (a) the Uncertificated Stock to be represented by any certificates or otherwise become "certificated securities" or to be credited to a "securities account" within the meaning of the Uniform Commercial Code or (b) any Person other than the Agent to have "control" within the meaning of Article 8 of the Uniform Commercial Code in respect of the Uncertificated Stock. The Pledgors will not cause or elect to have the Uncertificated Stock be governed by Article 8 of the Uniform Commercial Code.

         3.10. Principal Place of Business, Etc. The principal place of business and chief executive office of each Pledgor, the office where the records of each Pledgor regarding the Collateral are kept, the federal taxpayer identification number of the Pledgor, and any tradename

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or fictitious name under which any Pledgor does business, or has done business at any time during the period of five (5) years prior to the date hereof, are all set forth on Schedule I hereto.

         4. COVENANTS AND AGREEMENTS OF PLEDGORS. Each Pledgor covenants and agrees as follows:

         4.1. Delivery of Certificates. Concurrently with the execution of this Agreement, such Pledgor will deliver to the Agent, for the benefit of the Agent, the LC Issuer and the Lenders, all certificates evidencing the Collateral, accompanied by executed stock powers undated and in blank, and by such other instruments or documents as the Agent or its counsel may reasonably request.

         4.2. After Acquired Collateral Delivery. Promptly, and in any event within ten (10) days after any Pledgor acquires any additional Stock or receives or is issued any Stock or other securities or property in respect of any of the Collateral, whether or not for value paid for it, such Pledgor shall (a) deliver such Stock or other securities or property (including, but not limited to, any and all certificates evidencing any such Stock or securities) to the Agent, for the benefit of the Agent, the LC Issuer and the Lenders, together with stock powers or other appropriate instruments of transfer, executed in blank, all to be held subject to the terms of this Agreement; and (b) execute and deliver such pledge agreements, security agreements, financing statements or other instruments, documents or agreements as may be necessary or appropriate to confirm, evidence or perfect the security interests granted hereby.

         4.3. No New Stock. Except as permitted by the Loan Agreement, no Pledgor will, subsequent to the date of this Agreement, cause or permit any of its Subsidiaries to issue any Stock or securities convertible into Stock, unless and except upon first having obtained the prior written consent of the Lenders and the Agent.

         4.4. Taxes. Each Pledgor will pay all taxes, assessments and charges levied, assessed or imposed upon the Collateral owned by it prior to the date on which penalties attach thereto, except where the same may be contested in good faith by appropriate proceedings and for which adequate reserves have been established.

         4.5. No Transfer. No Pledgor will sell, assign, transfer or otherwise dispose of all or any portion of the Collateral owned by such Pledgor, or any rights therein, without the prior written consent of the Agent and the Lenders.

         4.6. Further Assurances. Each Pledgor agrees at anytime and from time to time, at such Pledgor's expense, to execute and deliver all further instruments and documents and to perform all acts and do all things that may be reasonably necessary or desirable or that the Agent may request, now or hereafter, to evidence, preserve or protect the creation, attachment or perfection of the security interests herein granted to the Agent or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to the Collateral including, without limitation, all action specified in Section 6 hereof.

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         4.7. No Amendments. Without the prior written consent of the Lenders and the Agent, no Pledgor will approve or consent to any changes to the Certificate or Articles of Incorporation, By-Laws, or other organizational document of any Subsidiary which would in any way impair or diminish the rights of the Agent hereunder.

         4.8. Right to Perform. In the event that the Pledgors, or any of them, fails or refuses to perform any of their respective obligations set forth herein, the Agent shall have the right, without obligation, to do all things it deems necessary or advisable to discharge the same, and any sums paid by the Agent, or the cost thereof, including without limitation, attorneys' fees, shall constitute Secured Obligations, be secured by the Collateral and bear interest as provided in the Loan Agreement until paid.

         4.9. No Obligation. Each Pledgor acknowledges and agrees that nothing contained herein shall obligate the Agent or impose a duty upon it to assume any duties or obligations of such Pledgor with respect to any of the Collateral.

         5. DISTRIBUTIONS; ETC.

         5.1. Right of Pledgor to Receive Distributions. So long as no Event of Default exists hereunder or under the Loan Agreement, or would exist upon the payment of the distribution amounts described in this Section 5.1, each Pledgor shall have the right to receive cash distributions declared and paid with respect to the Collateral owned by such Pledgor, to the extent such distributions are permitted by the Loan Agreement. Any and all stock or liquidating distributions, other distributions in property, return of capital or other distributions made on or in respect of Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of any Subsidiary or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Subsidiary may be a party or otherwise, shall be and become part of the Collateral pledged hereunder and, if received by any Pledgor, shall be received in trust, for the benefit of the Agent, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Agent as Collateral in the same form as so received (together with any necessary endorsements.)

         5.2. Holding Collateral; Exchanges. The Agent may hold any of the Collateral, endorsed or assigned in blank, and may deliver any of the Collateral to the applicable issuer for the purpose of making denominational exchanges or registrations or transfers or for such other reasonable purpose in furtherance of this Agreement as the Agent may deem desirable.

         The Agent shall have the right, at any time in its discretion and without notice to the Pledgors, or any of them, to transfer or register in the name of the Agent, for the benefit of the Agent, the LC Issuer and the Lenders, or any of its nominees, any or all of the Collateral; provided, that notwithstanding the foregoing, until any transfer of beneficial ownership with respect to the Collateral pursuant to any exercise of remedies under Section 6 hereof, the applicable Pledgor shall continue to be the beneficial owner of the Collateral. In addition, the Agent, for the benefit of the Agent, the LC Issuer and the Lenders, shall have the right at any

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time to exchange certificates or instruments representing or evidencing
Collateral for certificates or instruments of smaller or larger denominations.

         5.3. Termination of Pledgor's Right to Receive Distributions. Upon and after the occurrence of any Event of Default and during the continuation thereof, all rights of the Pledgors to receive any cash distributions pursuant to Section 5.1 hereof shall cease, and all such rights shall thereupon become vested in the Agent, for the benefit of the Agent, the Lenders and the LC Issuer, and the Agent shall have the sole and exclusive right to receive and retain the distributions which the Pledgors would otherwise be authorized to receive and retain pursuant to Section 5.1 hereof. In such event, each Pledgor shall pay over to the Agent, for the benefit of the Agent, the LC Issuer and the Lenders, any distributions thereafter received by it with respect to the Collateral and any and all money and other property paid over to or received by the Agent pursuant to the provisions of this Section 5.3 shall be retained by the Agent as Collateral hereunder and/or shall be applied to the repayment of the Secured Obligations in accordance with the provisions hereof.

         6. REMEDIES. Upon and after an Event of Default, the Agent shall have the following rights and remedies:

         6.1. Set-Off. The right of the Agent to set-off, without notice to the Pledgors, or any of them, any and all deposits at any time credited by or due from the Agent to the Pledgors, or any of them, whether in a general or special, time or demand, final or provisional account or any other account or represented by a certificate of deposit and whether or not matured or contingent.

         6.2. Secured Creditor. All of the rights and remedies of a secured party under the Uniform Commercial Code of the state where such rights and remedies are asserted, or under other applicable law all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement.

         6.3. Right of Sale. The Agent may, without demand and without advertisement, notice or legal process of any kind (except as may be required by law and, in the case of notices, as may be expressly required by the Loan Agreement and this Agreement), all of which the Pledgors waive, at any time or times (a) apply any cash distributions received by the Agent pursuant to Section
5.3 hereof to the Secured Obligations; and (b) if following such application there remains outstanding any Secured Obligations, sell the remaining Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate. At any such sale, the Collateral, or any portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of the Collateral if it shall determine not to do so, regardless of the fact that notice of the sale of the Collateral may have been given. In case the sale of all or part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again. At any sale or sales

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made pursuant to this Section 6.3, the Agent or any Lender may bid for and purchase, free from any claim or right of whatever kind, including any equity of redemption, of the Pledgors, or any of them, any such demand, notice, claim, right or equity being hereby expressly waived and released, any or all of the Collateral offered for sale, and may make any payment on the account thereof by using any claim for moneys then due and payable to the Agent or such Lender by the Pledgors as a credit against the purchase price; and the Agent or such Lender, upon compliance with the terms of sale, may hold, retain and dispose of the Collateral without further accountability therefor to the Pledgors, or any of them, or any third party. The Agent shall be authorized at any sale (if, on the advice of counsel, it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any sale the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgors, or any of them, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which such Pledgor now has or may have at any time in the future under any rule of law or statute now existing or hereafter enacted. The proceeds realized from the sale of any Collateral shall be applied first to the reasonable costs, expenses and attorneys' fees and expenses incurred by the Agent and the Lenders for collection and for acquisition, completion, protection, removal, sale and delivery of the Collateral; second, to interest due upon any of the Secured Obligations; and third, to the principal of the Secured Obligations. If any deficiency shall arise, the Pledgors, and each of them, shall remain liable to the Lenders therefor in accordance with the terms of the Loan Agreement and the Guaranty. If any surplus shall remain, the Agent shall pay such surplus to the Person legally entitled thereto.

         6.4. Notice. Any notice required to be given by the Agent of a sale, or other disposition of the Collateral or any other intended action by the Agent, given to the Pledgors, or any of them, in the manner specified in Section 8.9 at least ten (10) days prior to the date of such intended action, shall constitute commercially reasonable and fair notice thereof to such Pledgor(s).

         6.5. Securities Laws. In view of the position of the Pledgors in relation to the securities now or hereafter included in the Collateral, or because of other present or future circumstances, a question may arise under the securities laws with respect to any disposition of the Collateral permitted hereunder. The Pledgors understand that compliance with the securities laws may very strictly limit the course of the Agent's conduct if the Agent attempts to dispose of all or any part of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of any Collateral may dispose of the same. The Pledgors will not attempt to hold the Agent responsible for selling all or any part of the Collateral at a price less than that available on any public or private market, and each Pledgor agrees that even if the Agent shall accept the first offer received or does not approach more than one possible purchaser the manner of such sale shall still be deemed commercially reasonable. Without limiting the generality of the foregoing, the Pledgors clearly understand and agree that the Agent shall be entitled to place all or any part of the Collateral for private placement by an investment banking firm, that any such investment banking firm may purchase all or any part of the Collateral for its own account, and that the Agent shall be entitled to place all or any part of the Collateral privately with a purchaser or purchasers, notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Agent sells.

         7. POWER OF ATTORNEY; PROXY.

         7.1. Appointment of the Agent as Pledgor's Attorney-In-Fact. Each Pledgor irrevocably designates, makes, constitutes and appoints the Agent (and all Persons designated by the Agent) as its true and lawful attorney (and agent-in-fact) and the Agent, or the Agent's agent, may, without notice to the Pledgors, or any of them, in the name of the Pledgors, or any of them, or in the name of the Agent after the occurrence of an Event of Default: (a) at such time or times thereafter as the Agent or said agent, in its discretion may determine, endorse the name of the Pledgors, or any of them, upon any checks, notes, acceptance, money orders, certificates, drafts or other forms of payment of security that come into the Agent's possession and apply the same to the reduction of the Secured Obligations; (b) transfer the Collateral on the books of applicable Pledgors with full power of substitution in the premises, and (c) do all acts and things necessary, in the Agent's discretion, to fulfill the obligations of Pledgors, and each of them, under this Agreement.

         7.2. Irrevocable Proxy. Upon the delivery from the Agent to Pledgors, or any of them, following the occurrence and during the continuation of any Event of Default of notice affirmatively assuming voting rights with respect to the Stock included in the Collateral, the Agent, or its nominee, without further notice or demand of any kind to such Pledgors, or any of them, shall have the sole and exclusive right to exercise all voting powers pertaining to any and all of the Collateral (and to give written consents in lieu of voting thereon) and may exercise such power in such manner as the Agent, in its sole discretion, shall determine. THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE. The exercise by the Agent of any of its rights and remedies under this Section shall not be deemed a disposition of Collateral under Article 9 of the Uniform Commercial Code nor an acceptance by the Agent of any of the Collateral in satisfaction of any of the Secured Obligations.

         7.3. Release and Termination. Each Pledgor acknowledges and agrees that this Agreement shall continue in full force and effect unless and until all Secured Obligations have been fully and irrevocably paid and performed and all financing arrangements among Pledgors, on one hand, and the Agent, the LC Issuer and the Lenders, on the other hand, have been terminated. After this Agreement has terminated, the Agent, at Pledgors' expense, shall return all Collateral then in its possession and control to the respective Pledgors.

         8. MISCELLANEOUS.

         8.1. Modification of Agreement; Sale of Interest. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by the Pledgors and the Agent. No Pledgor may sell, assign or transfer this Agreement or any portion thereof, including, without limitation, such Pledgor's rights, title, interests, remedies, powers, and/or duties hereunder. Each Pledgor hereby consents to the Agent's assignment and transfer of this Agreement including, without limitation, the Agent's rights, title, interests, remedies, powers, and/or duties hereunder upon the appointment of any successor to the Agent. Each Pledgor also hereby consents to the assignment or transfer, at any time or times hereafter, of the beneficial interests granted under this Agreement or of any portion thereof, upon the participation, sale, assignment, transfer, or other disposition by any Lender of its Commitment and/or the Loans made by it, or any portion thereof, in accordance with the Loan Agreement.

         8.2. Expenses. The Pledgors, jointly and severally, will upon demand pay to the Agent the amount of all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel, in connection with
(a) the administration of this Agreement, (b) the custody, preservation or sale of or the collection from, or other realization upon, any of the Collateral, (c) the exercise, enforcement of any rights of the Agent hereunder, and/or (d) the failure by the Pledgors, or any of them, to perform or observe any of the provisions hereof.

         8.3. Loan Document. This Agreement shall be construed as a Loan Document and shall be subject to all of the benefits, terms and conditions of the Loan Agreement with respect thereto.

         8.4. Waiver by the Agent. Each and every right and remedy granted to the Agent under this Agreement, or any other document delivered hereunder or in connection herewith or allowed it by law or in equity, shall be cumulative and may be exercised from time to time. The failure of the Agent, at any time or times hereafter, to require strict performance of any provision of this Agreement by the Pledgors, or any of them, shall not waive, affect or diminish any right of the Agent thereafter to demand strict compliance and performance therewith. Any suspension or waiver by the Agent or the Lenders of an Event of Default by the Pledgors, or any of them, under this Agreement shall not suspend, waive or affect any other Event of Default by the Pledgors, or any of them, under this Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of the Pledgors, and each of them, contained in this Agreement and no Event of Default hereunder shall be deemed to have been suspended or waived by the Lenders or the Agent, unless such suspension or waiver is by an instrument in writing signed by a duly authorized representative of the Lenders and the Agent and directed to such Pledgor or Pledgors specifying such suspension or waiver.

         8.5. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         8.6. Parties. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Pledgor and the Agent. This provision, however, shall not be deemed to modify Section 8.1 hereof.

         8.7. Conflict of Terms. Except as otherwise provided in this Agreement by specific reference to the applicable provision of the Loan Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in the Loan Agreement, the provision contained in the Loan Agreement shall govern and control.

         8.8. Waivers by Pledgors. Except as otherwise provided for in this Agreement, each Pledgor hereby waives (a) presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by the Agent on which such Pledgor may in any way be liable and hereby ratifies and confirms whatever the Agent may do in this regard; (b) any bond or security which might be required by any court prior to allowing the Agent to exercise any of its remedies; and (c) the benefit of all valuation, appraisement and exemption laws.

         8.9. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing, and shall be deemed to have been made or give when (a) delivered to any Pledgor in the manner and at the address provided for in Section 14.7 of the Loan Agreement and (b) when delivered to any Lender, the LC Issuer or the Agent in the manner and at the address as provided in Section 14.7 of the Loan Agreement. Each Pledgor hereby irrevocably appoints the Parent as it agent for purposes of receiving any notice under this Agreement or in connection with any other Loan Document.

         8.10. Survival. All representations, warranties and covenants made herein shall survive the execution and delivery of all of this Agreement and the other Loan Documents. The terms and provisions of this Agreement shall continue in full force and effect until all of the Secured Obligations have been paid in full and the Lenders, the LC Issuer and the Agent have terminated the Loan Agreement in writing, whichever last occurs; provided, further, that Pledgor's obligations under Section 8.2 shall survive the repayment of the Secured Obligations and the termination of this Agreement.

         8.11. Time of the Essence. Time is of the essence in this Agreement.

         8.12. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         8.13. Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Agent, the LC Issuer or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Pledgors, or any of them, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or custodian, trustee or similar officer for the Pledgors, or any of them, or any part of their respective property, or otherwise, all as though such payments had not been made.

         8.14. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which when fully executed shall be an original and all of said counterparts taken together, shall constitute one and the same agreement. Any signature page to this Agreement may be witnessed by a telecopy or facsimile of any original signature page and any signature page of any counterpart hereof may be appended to any other counterpart hereof to form a completely executed counterpart hereof.

         8.15. Master Pledge and Security Agreement. This Agreement is a master agreement and it is the intent of the parties hereto that the identity of the Pledgors hereunder may change from time to time as new Subsidiaries or Affiliates of the Parent are required to join this Agreement as additional Pledgors (the "Additional Pledgors"). Any Person may join this Agreement as an Additional Pledgor by executing and delivering to the Agent, or any Person designated by the Agent, a Joinder Agreement, in form and substance satisfactory to Agent (a "Joinder Agreement"), with a copy of this Agreement attached thereto. Upon execution and delivery of an Joinder Agreement by an Additional Pledgor, such Additional Pledgor shall thereafter be regarded as a "Pledgor" hereunder as if such Additional Pledgor had been an original party to this Agreement and the Agent shall have received, by virtue of this Agreement and such Joinder Agreement, a valid Lien on and security interest in any Collateral described in such Joinder Agreement and in all other collateral relating thereto. Neither the addition of any Additional Pledgor to this Pledgor Agreement nor the release by the Agent of any Pledgor party to this Agreement shall affect the obligations of any other Pledgor under this Agreement, the Guaranty or any other Loan Document and each Pledgor waives any defenses it may have arising out of the addition of any Additional Pledgor or the release of any Pledgor or any Collateral hereunder.

         8.16. GOVERNING LAW; JURISDICTION. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH PLEDGOR HEREBY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN NEW YORK, NEW YORK FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT; AND (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE REGARDING THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         8.17. WAIVER OF JURY TRIAL. AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH ITS COUNSEL, EACH PLEDGOR HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING BASED ON OR ARISING OUT OF, UNDER, IN CONNECTION WITH, OR RELATING TO THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PLEDGOR OR THE AGENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS AND THE LC ISSUER MAKING THE LOANS AND OTHER FINANCIAL ACCOMMODATIONS TO THE BORROWERS UNDER THE LOAN AGREEMENT.

                                ----------------
                                    Initials

         8.18. No Punitive Damages.

         (a) The Agent and each of the Pledgors (on behalf of itself and its Subsidiaries) hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any Dispute, whether such Dispute is resolved through arbitration or judicially.

         (b) The parties agree that they shall not have a remedy of punitive or exemplary damages against any other party in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

                      (Signatures begin on following page.)

         IN WITNESS WHEREOF, each Pledgor has caused its duly authorized officers to set their respective hands and the seal of such Pledgor as of the date first above written.

                                   "PLEDGORS"

                                   OPTICARE HEALTH SYSTEMS, INC.

                                   By: /s/ Steven L. Ditman
                                      ------------------------------------
                                      Name:  Steven L. Ditman
                                      Title: Chief Financial Officer

                                   Attest: /s/ Dean J. Yimoyines
                                          --------------------------------
                                          Name:  Dean J. Yimoyines
                                          Title: Chief Executive Officer

                                               [CORPORATE SEAL]

                                   OPTICARE EYE HEALTH CENTERS, INC.

                                   By: /s/ Steven L. Ditman
                                      ------------------------------------
                                      Name:  Steven L. Ditman
                                      Title: Chief Financial Officer

                                   Attest: /s/ Dean J. Yimoyines
                                          --------------------------------
                                          Name:  Dean J. Yimoyines
                                          Title: Chief Executive Officer

                                               [CORPORATE SEAL]

                                   PRIMEVISION HEALTH, INC.

                                   By: /s/ David A. Durfee
                                      ------------------------------------
                                      Name:  David A. Durfee
                                      Title: Acting President

                                   Attest: /s/ Gregg Luchs
                                          --------------------------------
                                          Name:  Gregg Luchs
                                          Title: Chief Financial Officer

                                               [CORPORATE SEAL]

                    (Signatures continued on following page.)

                   (Signatures continued from preceding page.)

                                    CONSOLIDATED EYE CARE, INC.

                                    By: /s/ Allan L.M. Barker
                                       -----------------------------------------
                                       Name:  Allan L.M. Barker
                                       Title: President

                                    Attest: /s/ D. Blair Harrold
                                           -------------------------------------
                                           Name:  D. Blair Harrold
                                           Title: Secretary

                                               [CORPORATE SEAL]

                                    PRIMEVISION EAST, INC.

                                    By: /s/ David A. Durfee
                                       -----------------------------------------
                                       Name:  David A. Durfee
                                       Title: President

                                    Attest: /s/ Gregg Luchs
                                           -------------------------------------
                                           Name:  Gregg Luchs
                                           Title: Chief Financial Officer

                                               [CORPORATE SEAL]

                                    PRIMEVISION CENTRAL, INC.

                                    By: /s/ David A. Durfee
                                       -----------------------------------------
                                       Name:  David A. Durfee
                                       Title: President

                                    Attest: /s/ Gregg Luchs
                                           -------------------------------------
                                           Name:  Gregg Luchs
                                           Title: Chief Financial Officer

                                               [CORPORATE SEAL]

                    (Signatures continued on following page.)

                   (Signatures continued from preceding page.)

                                    PRIMEVISION WEST, INC.

                                    By: /s/ David A. Durfee
                                       -----------------------------------------
                                       Name:  David A. Durfee
                                       Title: President

                                    Attest: /s/ Gregg Luchs
                                           -------------------------------------
                                           Name:  Gregg Luchs
                                           Title: Chief Financial Officer

                                               [CORPORATE SEAL]

                                    PRIMEVISION OF NORTH CAROLINA, INC.

                                    By: /s/ David A. Durfee
                                       -----------------------------------------
                                       Name:  David A. Durfee
                                       Title: President

                                    Attest: /s/ Gregg Luchs
                                           -------------------------------------
                                           Name:  Gregg Luchs
                                           Title: Chief Financial Officer

                                               [CORPORATE SEAL]

                    (Signatures continued on following page.)

                   (Signatures continued from preceding page.)

                                   ASSOCIATION OF EYE CARE CENTERS
                                   TOTAL VISION HEALTH PLAN, INC.

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   Attest:
                                          --------------------------------------
                                          Name:
                                          Title:

                                               [CORPORATE SEAL]

                                   ACCOUNTABLE EYE CARE ASSOCIATES, INC.

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   Attest:
                                          --------------------------------------
                                          Name:
                                          Title:

                                               [CORPORATE SEAL]